Comparative figures	12 Months Ended
Dec. 31, 2022
Disclosure of reclassifications or changes in presentation [abstract]
Comparative figures
36.	Comparative figures
The Group enters into contractual arrangements with certain customers that entitle them to sales rebates based on sales volume achieved in the financial year. Management has determined that it is more appropriate to net such sales rebates with the receivables due from these customers in the same financial year. Where receivables have been settled, such sales rebates will then be classified as refund liabilities. Accordingly, the comparative figures in the balance sheet as of December 31, 2021 for trade and other receivables and trade and other payables had been adjusted by RMB 195.4 million
to conform with current year’s presentation.

The changes to 2021 comparatives have no impact on the income statement, net current assets and net assets of the Group
.